UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                  FORM 8-K


                               CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported):  May 29, 2002
                                             ------------


                                Scientio Inc.
          ------------------------------------------------------
          (Exact name of registrant as specified in its chapter)



   Delaware                     333-64420              11-3581664
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(State or other          (Commission File Number)     (IRS Employer
 jurisdiction of                                       Identification No.)
 incorporation)



            P.O. Box 940007. Belle Harbor, N.Y.     11694-0007
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          (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code      718 318-0994
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       =============================================================
       (Former name or former address, if changed since last report)



Item 1. Changes in Control of Registrant

     As a result of the board of directors resolution signed on May 29, 2002, Anneke Edmonds, treasurer and director of the Registrant has resigned and will return 1,541,850 shares of the Registrant, maintaining a 50,000 share ownership position. As a result, the number of outstanding shares of $.001 par value common stock will decline from 2,203,750 to 661,900 shares.

     The return of these shares results in Anneke Edmonds reducing her ownership position in the Registrant from 72.2% to 7.55%. Arthur Seidenfeld, secretary and director of the Registrant, becomes the president and director of the Registrant. Arthur Seidenfeld's ownership of 195,849 shares increases his ownership position in the Registrant from 8.9% to 29.5%. Modern Technology Corp., ("Modern"), a reporting company of which Arthur Seidenfeld is the president and a director, owns 117,250 shares, increasing its ownership interest in the Registrant from 5.3% to 17.7%. Arthur Seidenfeld has a 47.9% ownership interest in Modern.

    The public shareholders of the Registrant received their shares through a distribution of 403,000 shares purchased by Modern in the fiscal year ended June 30, 2001. Excluding the shares distributed to Arthur Seidenfeld, the public shareholder's ownership interest in the Registrant (represented by 208,651 shares) has increased from 9.5% to 31.5% as a result of the reduction in the number of outstanding shares evidenced by the return of shares by Anneke Edmonds.

     Modern invested $237,500 and purchased 403,000 shares of the Registrant during the year ended June 30, 2001. These shares were distributed to Modern's shareholders. In addition to the shares Arthur Seidenfeld received as part of the distribution, he also purchased 21,500 shares for $15,000 (approximately $.70 each) during the year ended June 30, 2002. Modern also purchased an additional 117,250 shares for approximately $82,075 ($.70 per share) during the year ended June 30, 2002.

      Anneke Edmonds obtained her original 1,591,850 shares as part of the December 2001 consulting agreement with the Registrant. The consulting agreement is being terminated as part of the board of directors resolution of May 29, 2002 (see item 5 in this 8K).



Item 5. Other Events and Regulation FD Disclosure.

     On May 29, 2002, the Board of Directors of the Registrant took the following actions:

Due to the inability of the Registrant to raise additional funds for operations and to generate sales to date, the Registrant will as follows:

All assets and the software business of the Registrant are to be transferred into a U.K. based private company or a private company set up in the Isle of Man. The private company will be set up by Andrew Edmonds within 15 days of the date of this action, with the Registrant holding a 27% ownership interest and Anneke or Andrew Edmonds holding a 73% ownership interest. Andrew Edmonds will put all improvements and new products related to the present business into the private company and Andrew Edmonds will not compete with the private company for the next 3 years as it relates to present products and business.
Anneke Edmonds will transfer back to the treasury of the Registrant, 1,541,850 shares in exchange for the Registrant terminating the December 2000 agreement with Andrew and Anneke Edmonds. As a result of this action, Anneke Edmonds will hold 50,000 shares of the Registrant.

Anneke Edmonds has resigned as treasurer and director of the Registrant. Arthur Seidenfeld, formerly secretary and a director of the Registrant has become president and director of the Registrant. Andrew Edmonds, formerly president and a director of the Registrant, becomes secretary and a director of the Registrant. Gerald Kaufman has been appointed a director of the Registrant. All three current directors will resign upon remerge of the Registrant with a private company.

The Registrant acknowledges debt to Andrew Edmonds for salaries, rent and other expenses due June 1, 2002 (estimated at approximately $15,000). This debt will be repaid to Andrew Edmonds once the Registrant is merged with a private company. Andrew Edmonds will provide a trial balance and related financial statements of the Registrant as of June 1, 2002 as soon as possible and transfer books and records, bills and related documents to the Registrant's New York office and update the trial balance of the Registrant as of June 30, 2002.

As of a result of these actions, the Registrant's outstanding shares of common stock, par value $.001 has been reduced from 2,203,750 shares to 661,900 shares. Anneke Edmonds ownership position in the Registrant has been reduced from 72.2% to 7.55%. Arthur Seidenfeld, president and director of the Registrant currently owns 29.5% of the outstanding shares of the Registrant and Modern Technology Corp., a reporting company of which Arthur Seidenfeld is president and a director and Gerald Kaufman is a director, currently owns 17.7% of the outstanding shares of the Registrant.

The board of directors has concluded that the Registrant would enhance shareholder value by separation of the software business of the Registrant into a private company, allowing it to attempt to raise capital from private sources and allowing the Registrant to offer itself as a reporting, trading public company for merger with a private company.


SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Scientio, Inc.
                            --------------
                             (Registrant)
                             ------------

                          Arthur Seidenfeld
               -----------------------------------------
               Arthur Seidenfeld, President and Director

Date:  May 29, 2002
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EXHIBIT #1-

RESOLUTION OF THE BOARD OF DIRECTORS DATED MAY 29, 2002

Attached










































Exhibit #1


                            RESOLUTION


The following action was taken by unanimous written consent of the board of directors of Scientio, Inc. ("Scientio" as "Company") as a result of Scientio's inability to raise additional funds for operations and the inability to generate any sales to date.

RESOLVED

All assets and the software business of Scientio are to be transferred into a UK based private company or a private company set up in the Isle of Man. The private company will be set up by Andrew Edmonds within 15 days of the date of these resolutions with Scientio holding a 27% ownership interest and Anneke or Andrew Edmonds holding a 73% ownership interest. Andrew Edmonds will put all improvements and new products related to the present business to the private company and Andrew will not compete with the private company for the next 3 years as it relates to present products and business.

RESOLVED

Anneke Edmonds will transfer back to the treasury of 1,541,850 shares of Scientio in exchange for Scientio terminating the Dec. 2000 agreement with Andrew and Anneke Edmonds. Anneke Edmonds will return her stock certificate and Arthur Seidenfeld will arrange for the transfer agent of Scientio to issue a new certificate for 50,000 shares of Scientio in her name and cancel her original stock certificate of 1,591,850 shares.

RESOLVED

Anneke Edmonds shall resign as director and officer. Arthur Seidenfeld will become President and Treasurer of Scientio. Andrew Edmonds will become secretary. Gerald Kaufman will also become a director of Scientio with the approval of Arthur Seidenfeld and Andrew Edmonds. All three directors will resign upon remerge of Scientio with a private company.

RESOLVED

Scientio will acknowledge debt to Andrew Edmonds for salaries, rent and other expenses due June 1, 2002 (estimated at approximately $15,000). This debt will be repaid to Andrew Edmonds once Scientio is merged with a private company.
Andrew will provide a trial balance and related financial statements for Scientio as of June 1, 2002 at soon as possible, transfer books and records, bills and related documents to Scientio's New York Office and update the trial balance of Scientio as of June 30, 2002.


RESOLVED that these resolutions may be considered as an operating agreement and upon execution by all directors, the provisions above shall be in force;

RESOLVED the officers of this Company are authorized to sign any and all documents necessary to carry out the interest of the above.

Dated: May 29, 2002

Agreed to:


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Anneke Edmonds                   Director: Anneke Edmonds


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Andrew Edmonds                   Director: Andrew Edmonds


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                                 Director: Arthur Seidenfeld